Acquisitions	12 Months Ended
Feb. 24, 2013
Acquisitions

NOTE 3 — ACQUISITIONS

Marathon Technologies Corporation

On September 21, 2012, the Company acquired certain assets and liabilities of Marathon Technologies Corporation (“Marathon”), a software fault-tolerant systems provider based in Littleton, Massachusetts, for cash consideration of $5,680. The assets and liabilities acquired include intangible assets, customer lists, inventory, fixed assets, accounts receivable, short and long-term deferred revenue, and other current assets and liabilities. The acquisition represents a number of strategic advantages for the Company that will help the business. The Company can immediately take advantage of Marathon’s channel network, customer base and research and development organization.

This acquisition was accounted for under the purchase method of accounting. The purchase price of the acquisition was allocated to tangible and intangible assets based on their fair values with estimates and assumptions provided by management of the Company and Marathon. The Company has allocated $4,300 of the purchase price to intangible assets comprised of completed technology, product trademarks and tradenames, customer relationships and distributor networks. The excess purchase price of $2,755 after this allocation has been accounted for as goodwill. The resulting amount of goodwill reflects the Company’s expectations of the following synergistic benefits: (1) the potential to sell Marathon products into the Company’s customer base and to sell the Company’s products into Marathon’s customer base; and (2) Marathon’s fault-tolerant software technology is entirely complementary to the Company’s and the acquisition has advanced the Company’s research and development calendar by more than a year.

The following table presents the fair value of assets and liabilities recorded in connection with the Marathon acquisition:

Working capital	$857
Prepaid expenses	124
Accounts payable	(152)
Accrued expenses	(278)
Deferred revenue	(1,990)
Fixed assets	58
Other	6
Completed technology	800
Product trademarks and tradenames	100
Customer relationships	1,700
Distributor networks	1,700
Goodwill	2,755

Total purchase consideration	$5,680

Completed technology and product trademark are being amortized over 6 years and 5 months. Customer relationships and the distributor networks are being amortized over 7 years and 5 months. The weighted average life of the completed technology is 2.1 years, product trademark and tradenames is 2.1 years, and customer relationships are 2.6 years. The intangible assets are being amortized based upon the pattern in which the economic benefits of the intangible assets are being utilized. The Company expects that there will be no tax deduction for the goodwill related to this acquisition.

The value of deferred revenue was determined under the income approach, cost build-up method which determines the fair value by estimating the direct and indirect costs related to supporting the obligations plus an assumed operating margin.

The value of the completed technology and product trademark and tradenames were determined using the income approach, relief from royalty method which is used to estimate the cost savings that accrue to the owner of an intangible asset who would otherwise have to pay royalties or license fees on revenue earned through the use of the assets. A royalty rate of 7% was used based on published royalty rates paid for the licensing of similar technology. A discount rate of 12% was used to reflect the overall risk of the assets.

The value of the customer relationships were determined using the income approach, excess earnings method which reflects the potential income streams of an asset after making necessary adjustments with respect to such factors as the waiting nature of the intangible assets and the allowance of a fair return on the net tangible assets and other intangibles assets employed. A discount rate of 12% was used to reflect the overall risk of the asset.

The value of the distributor networks were determined using the cost approach which is based upon the premise that a prudent investor would pay no more for an asset than the amount for which the asset could be replaced.

Proforma results of operations for this acquisition have not been presented because our results of operation, prior to this acquisition, if presented on a proforma basis, would not differ materially from our reported results.

Data Research and Applications Inc.

On April 25, 2012, the Company acquired substantially all of the net assets of Data Research and Applications Inc. (“DRA”), a data storage and recovery company, for consideration of approximately $1,175. DRA developed data storage and recovery products for Stratus customers since 1982. As DRA’s primary customer, the Company made the acquisition to ensure both longevity and the ability to maintain fully functioning DRA product lines. Payment of $975 was made on April 25, 2012 and the remaining $200 was made on July 24, 2012.

This acquisition was accounted for under the purchase method of accounting. The purchase price of the acquisition was allocated to tangible and intangible assets based on their fair values. The Company has allocated $325 of the purchase price to intangible assets comprised of completed technology, product trademarks and trade names and other purchased intangibles. The excess purchase price of $721 after this allocation has been accounted for as goodwill.

The following table presents the fair value of assets and liabilities recorded in connection with the DRA acquisition:

Working capital	$65
Fixed assets	64
Completed technology	235
Product trademarks and trade names	15
Transitional service agreement	75
Goodwill	721

Total purchase consideration	$1,175

Completed technology is being amortized over 9 years. Product trademark and trade names are being amortized over 8 years. Transitional service agreement was amortized over 2 fiscal quarters. The intangible assets are being amortized based upon the pattern in which the economic benefits of the intangible assets are being utilized. There will be no tax deduction for the goodwill related to this acquisition.

The value of core technology and product trademark and tradenames was determined using the income approach, relief from royalty method, which is used to estimate the cost savings that accrue to the owner of an intangible asset who would otherwise have to pay royalties or license fees on revenue earned through the use of the assets. A royalty rate of 15% was used based on published royalty rates paid for the licensing of similar technology. A discount rate of 10% was used to reflect the overall risk of the asset.

The value of the transitional service agreement was determined using the income approach, avoided cost method which considers the concept of avoided cost as an indicator of value. A royalty rate of 1% was used based on consideration of available market data.

Proforma results of operations for this acquisition have not been presented because our results of operation, prior to this acquisition, if presented on a proforma basis, would not differ materially from our reported results.

Goodwill

Changes in the Company’s goodwill during the periods are as follows:

	February 24, 2013	February 26, 2012
Balance, beginning of period	$9,591	$9,584
Acquisition of business	3,476	—
Currency Translation	(43)	7

Balance, end of period	$13,024	$9,591